Exhibit 10.6

Name:_____________________________________________

Principal Amount of Notes: $____________________________

SOUTHFIELD ENERGY CORPORATION

SUBSCRIPTION DOCUMENTS
OFFERING OF UP TO $10,000,000 OF THREE YEAR 10% NOTES

SOUTHFIELD ENERGY CORPORATION
SUBSCRIPTION INSTRUCTIONS
(please read carefully)

Each subscriber for the three year ten percent (10%) notes ("Notes") of Southfield Energy Corporation, a Nevada corporation (the "Company"), must complete and execute the documents contained in this booklet in accordance with the instructions set forth below. The completed documents should be sent to the Company.

Payment for the Note(s) should be made by check or money order payable to Southfield Energy Corporation.  Any questions you may have concerning these documents should be directed to Ben Roberts, President of the Company at 713-266-3700.

1	This Subscription Booklet contains materials necessary for you to purchase the Note(s):
--Subscription Agreement
--Confidential Prospective Purchaser Questionnaire
--Prospectus
--Indenture

2	All investors must complete, date and sign the Subscription Agreement where appropriate.

3	After completing, dating and signing the Subscription Agreement, please complete the Confidential Prospective Purchaser Questionnaire.

4	SPECIAL INSTRUCTIONS

FOR POWER OF ATTORNEY. Any person executing subscription documents as attorney-in-fact for an investor must furnish a duly executed Power of Attorney authorizing the signatory to act in connection with the purchase of Notes by the subscriber, together with a duly executed affidavit of the signatory as to such Power of Attorney being in full force and effect.

FOR CORPORATIONS.  Provide a Secretary's Certificate setting forth the corporate resolutions authorizing the investment.

FOR PARTNERSHIPS AND LIMITED LIABILITY COMPANIES.  Provide a complete copy of the partnership or operating agreement, as amended to date.

FOR TRUSTS.  (but not Employee Benefit Plan Trusts or Individual Retirement Account Trusts). Provide (i) a complete copy of the instruments or agreements creating the trust, as amended to date, and (ii) if the trustee(s) were appointed by a court, a certificate evidencing such appointment.

FOR EMPLOYEE BENEFIT PLAN TRUSTS. Provide (i) a complete copy of the instruments or agreements creating the employee benefit plan and employee benefit plan trust, as amended to date, and (ii) financial statements for the employee benefit plan trust for the most recently completed fiscal year (or the preceding fiscal year if the financial statements for the most recently completed fiscal year are not yet available), together with a report thereon of an accountant describing the nature and scope of his review.

FOR CUSTODIANS. Please fill out the information applicable to individuals; any person who is acting as a custodian, other than a natural parent, should provide documentation to evidence the custodial appointment.

Southfield Energy Corporation
SUBSCRIPTION AGREEMENT

Southfield Energy Corporation
1240 Blalock Rd. Ste. 150
Houston, Texas 77055
Attention: Ben Roberts, President

1.           Subscription.  The undersigned hereby irrevocably applies to Southfield Energy Corporation, (the "Company") to purchase Note(s), at a purchase price of $1,000 per Note (minimum purchase of one (1) Note) in accordance with the terms of this Subscription Agreement.

The undersigned has paid by check or money order for the Note(s).

Unit Cost Per Note	$1,000
Number of Note(s) Subscribed:	__________
Total Amount of Subscription:	$ ______________

The undersigned understands that before his or her subscription for Note(s) will be accepted, he must have completed, and returned to the Company this Subscription Agreement and the Confidential Prospective Purchaser Questionnaire attached to this Subscription Agreement.

2.           Acceptance by the Company.  The funds tendered with this subscription will be held by the Company until the subscription is accepted. Upon acceptance, the Company will return to the undersigned a fully executed and accepted Subscription Agreement. Note book-entry certificates will follow shortly thereafter. If this subscription is rejected by the Company, all funds and documents tendered by the undersigned shall be promptly returned, without deduction or interest.

3.           Description of the Offering.  The Company is offering up to a maximum of $10,000,000 of Notes (the "Offering") to investors. The Offering is being made pursuant to the filing of a registration statement  on Form S-1 (“Form S-1”) filed under the Securities Act of 1933 (the "Act"), and under certain other laws, including the securities laws of certain states. The Offering is open only to eligible investors.  Each eligible investor must execute a Subscription Agreement, and receive the accompanying Offering Prospectus (the “Prospectus”) as incorporated by the Form S-1. As described in the Prospectus, the Company may use the services of a Placement Agent to assist in the selling of the Notes.  In addition, as described in the Prospectus, the Company may retain a Servicing Agent to manage the payment of principal and interest to investors.

All the terms and conditions of the Offering and the Notes are contained in the Prospectus, Indenture and this Subscription Agreement.  By execution of this Subscription Agreement, you agree that this Subscription Agreement, Prospectus and Indenture constitute the entire understanding between you and the Company.  There will not be any other document evidencing the contractual relationship between the Company and you aside from the Prospectus, Indenture and Subscription Agreement.

4.           Representations and Warranties of the Subscriber. The undersigned acknowledges that the Company will rely on the information and on the representations set forth herein, and the undersigned hereby represents, warrants and agrees that:

a
The undersigned has carefully read and understands the terms of this Subscription Agreement and the information contained in this Subscription Agreement, Indenture and the Prospectus concerning the Offering. The undersigned has relied only on (i) the information about the Company contained in this Subscription Agreement, Indenture and the Prospectus, and (ii) his or her own investigation in making his or her subscription.

b
The undersigned acknowledges that the Note(s) being sold and purchased hereby has not been registered under the securities laws of any state and represents and warrants that it is being purchased by the undersigned for investment purposes and not with a view to distribution or resale, nor with the intention of sale, transfer or other disposition, in whole or in part for any particular price, or at any particular time, or upon the happening of any particular event or circumstance. The undersigned agrees to hold the Note(s) until maturity unless the Note(s) is subsequently registered under the Act, or an exemption from such registration is available, and the Company will require an opinion of counsel that registration is not required under the Act or applicable state securities laws.

c
The undersigned has sufficient knowledge and experience in financial and business matters so that the undersigned is able to evaluate the merits and risks of purchasing the Note(s) as well as substantial experience in previous private and public purchase of securities.

d
The undersigned understands that an investment in the Company involves significant risk. The undersigned does not require the funds being used to purchase the Note(s) for his or her liquidity or other needs, possesses the ability to bear the economic risk of holding the Note(s) purchased hereunder indefinitely and can afford a substantial loss of his investment in the Note(s).

e
During the transaction and prior to purchase, the undersigned has had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of the Offering and the transactions contemplated hereby, as well as the affairs of the Company and related matters. The undersigned confirms that he or she does not desire to receive any further information.

f
The undersigned understands that this Subscription Agreement is subject to the Company's acceptance and may be rejected by the Company at any time in its sole discretion in whole or any part prior to issuance of the Note(s) with respect to the undersigned subscription, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned subscription. The Company reserves the right to withdraw the Offering at any time.

g	The undersigned acknowledges that he or she is not entitled to cancel, terminate, or revoke this subscription before or after acceptance by the Company.

h
The undersigned is a bona fide resident of the state set forth as his or her "address" below and further represents that (a) if a corporation, partnership, trust or other form of business organization, it has a principal office within such state; and (b) if an individual, he or she has his or her principal residence in such state.

i	All information provided by the undersigned in the Confidential Prospective Purchaser Questionnaire which accompanies this Subscription Agreement is true and accurate in all respects.

j
The undersigned represents that there is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Note(s) or any part thereof, and the undersigned has no present plans to enter into such contract, undertaking, agreement or arrangement and will neither directly or indirectly seek to assign, transfer or sell the same in any way inconsistent with the provisions of this Subscription Agreement or the Prospectus.

k
The undersigned has read the Prospectus, including the “Risk Factors” and “Use of Proceeds”.  The undersigned acknowledges that although the Notes are being issued under an indenture, the indenture is not a trust indenture qualified under the Trust Indenture Act of 1939 (the “TIA”).  The term “qualified” relates to mandatory provisions of a trust indenture instrument and the requirement of independence of the indenture trustee in relation to the entity offering the debt securities.   The undersigned further acknowledges that because the Company is exempt from the application of the TIA, that the undersigned will not be afforded the protections of the TIA such as the requirements of an indenture which sets forth all obligations of and restrictions of a bond issuer, the rights of bondholders on default by the issuer, and the relationship between the trustee and bondholders, among other items.

5.           Special Representations by Institutional Subscribers.

a	If the subscriber is a TRUST:

i	The undersigned hereby represents, warrants and covenants that the trust listed below (the "Trust") is duly organized and existing and itself has all the requisite authority to purchase Note(s).

ii	The undersigned has been duly authorized by all requisite action on the part of the Trust to act on its behalf in making such purchase including the execution of this Subscription Agreement.

iii	The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Trust.

b	If the subscriber is a CORPORATION:

i
The undersigned hereby represents, warrants and covenants that the corporation listed below (the "Corporation") is duly organized and existing and itself has all the requisite authority to purchase the Note(s).

ii	The undersigned has been duly authorized by all requisite action on the part of the Corporation to act on its behalf in making such purchase including the execution of this Subscription Agreement.

iii	The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Corporation.

c          If the subscriber is a PARTNERSHIP or a LIMITED LIABILITY COMPANY:

i
The undersigned hereby represents, warrants and covenants that the entity listed below (the "Purchasing Entity") is duly organized and existing and itself has all the requisite authority to acquire the Note(s).

ii	The undersigned has been duly authorized by the Purchasing Entity to acquire the Note(s) and to execute all documents, including this Subscription Agreement, in that regard.

iii	The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Purchasing Entity.

6
Transferability of Subscriptions. The Note(s) is transferable or assignable by the undersigned only in accordance with the Indenture; providing, however, the rights and duties of a purchaser shall be binding on any transferee, assignee, donee, or pledgee of the Note(s) purchased hereunder.

7	Governing Law. This Subscription Agreement in all respects shall be interpreted, construed and governed by and in accordance with the laws of the state of Texas.

8
Indemnification.  The undersigned agrees to indemnify and hold harmless the Company, trustee under the Indenture, Placement Agents or the Servicing Agent, if any, and any of their respective officers, directors, employees, agents, attorneys and affiliates from and against all damages, losses, costs and expenses (including reasonable attorney fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any of any of the representations and warranties made by the undersigned herein or in any other document provided by the undersigned to the Company, trustee, Placement Agent or the Servicing Agent, if any.

9.
Entire Agreement. This Subscription Agreement (subject to and including the terms of the Prospectus and Indenture) constitutes the entire agreement between parties pertaining to the purchase of the Note(s) and supersedes any prior understanding.

10
Notices. Any notices required hereunder shall be delivered (i) personally, with notice effective upon receipt; or, (ii) by Federal Express, or other recognized overnight courier, with notice effective one day after dispatch, provided proof of delivery is shown; or (iii) by certified mail, return receipt requested, with notice to be effective three days after dispatch provided proof of delivery is shown. Notices may also be faxed for convenience. Notices shall be sent to purchasers at the addresses given in this document, and notices to the Company shall be delivered to the Company at the address specified at the beginning of this Subscription Agreement, or such other address as shall be notified hereinafter by the Company or any purchaser hereunder.

ALL SUBSCRIBERS - PLEASE FILL OUT
Number of Note(s) Subscribed For:
Total Purchase Price:	$
Payment Enclosed:	$
Placement Agent:
Representative:

ENTITY SUBSCRIBER SIGN HERE

WITNESS the execution hereof on this ________day of______________________, 2010.
[Subscriber please date].

Print Name of Subscriber:
By:
Signature of Authorized Signatory:
Print Name and Title of Person Signing:
Taxpayer Identification Number:
Mailing Address if different than Street Address:
City, State and Zip:
Telephone Number:

INDIVIDUAL SUBSCRIBER SIGN HERE

WITNESS the execution hereof on this ________day of______________________, 2010.
[Subscriber please date].

Print Name of Subscriber:
Signature:
Signature of Joint Subscriber, if any:
Social Security Number:
Joint Subscriber’s Social Security Number:
Residence Street Address (No PO Box):
City, State and Zip:
Mailing Address if different than Street Address:
City, State and Zip:
Telephone Number:

CUSTODIAL SUBSCRIBER SIGN HERE

WITNESS the execution hereof on this ________day of______________________, 2010.
[Subscriber please date].

Print Name of Minor Subscriber:
Social Security Number of Minor:
Social Security Number of Custodian:
Name of Custodian, as Custodian Under Uniform Gifts or Transfers to Minor Act
Signature of Custodian:
Street Address of Minor Subscriber:
City, State and Zip:
Telephone Number:
Street Address of Custodian
City, State and Zip:
Mailing Address if different than Street Address
City, State and Zip:
Telephone Number:

Form of Ownership (Check One):
	Individual		Tenants-in-Common
	Joint tenants with right of survivorship (each must sign)		Community Property*
	In Partnership		Corporation
	As custodian, trustee or agent for ________________________		Limited Liability Company

* If the Subscriber is a resident of a community property state, the subscription should indicate whether the Note(s) will be owned as separate or community property and is to be registered jointly in the name of more than one person and the nature of the joint ownership (i.e., tenants in common, joint tenants with right of survivorship, tenants by the entirety, or other designation as may be permitted by law of the Subscriber's domicile).

The foregoing subscription is hereby accepted by Southfield Energy Corporation this _______ day of __________________ , 20___, for $__________________  of Note(s).  Southfield Energy Corporation, by its execution hereof, hereby confirms its agreement to be bound by the provisions of this Agreement.

Southfield Energy Corporation

By:  _________________________________________________
Ben Roberts, President

Southfield Energy Corporation

$10,000,000 of Three Year, 10% Notes

CONFIDENTIAL PROSPECTIVE PURCHASER QUESTIONNAIRE

Name of Purchaser: ___________________________________

CONFIDENTIAL PROSPECTIVE PURCHASER QUESTIONNAIRE.
THIS QUESTIONNAIRE IS TO BE COMPLETED BY EACH PERSON WHO DESIRES TO PURCHASE NOTE(S) (THE "NOTES" OR "SECURITIES") OF SOUTHFIELD ENERGY CORPORATION, A NEVADA CORPORATION (THE "COMPANY"), IN CONNECTION WITH THE PROPOSED OFFERING OF SUCH NOTE(S) (THE "OFFERING"). THIS MATERIAL DOES NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THIS OFFERING WILL BE MADE SOLELY PURSUANT TO THE TERMS AND CONDITIONS OF THE PROSPECTUS (THE "PROSPECTUS") WHICH MUST BE REVIEWED IN CONNECTION WITH ANY INVESTMENT DECISION.

INSTRUCTIONS

This Questionnaire is being given to each person who has expressed an interest in participating in the Offering. The purpose of this Questionnaire is to obtain certain information regarding your status, so the Company can comply with various laws and regulations governing this investment.

Your answers will be kept confidential at all times; however, you hereby agree that the Company may present this Questionnaire to such parties as it deems appropriate in order to ascertain that this offer and the sale of the Note(s) to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof

Please type or clearly print your answer in ink, and state "none" or "not applicable" when appropriate. Please complete Section A and each other section you are requested to complete in Question A3. If there is insufficient space for any of your answers, please attach additional pages. If the Note(s) will be owned by more than one individual or by a corporation or partnership or other entity, certain sections will have to be completed by more than one person (See Question A3 to determine all appropriate parties). You may use photocopies of the blank pages contained herein, or obtain extra copies from the Company.

SECTION A
SUBSCRIBER INFORMATION

A1.              Name(s) of Subscriber(s):_______________________________________________

A2.              Principal Amount of Securities Subscribed for:  $ ___________________________

A3.              Manner of Ownership of Securities. ______________________________________

One Individual	Please complete Section A, B and C.
Husband and Wife	Please have one spouse complete Section A and B. Please have both spouses complete Section C.
Tenants in Common	Please have each individual separately complete Section A, B and C.
Joint Tenants with Right of Survivorship	Please have each individual separately complete Sections A, B and C.
Corporate Ownership
Please complete Sections A, B and D. If the Corporation's total assets are less than $5,000,000, please have each person who owns an equity interest in the Corporation separately complete Sections B and C.

Partnership Ownership	Please complete Sections A, B and D. If the Partnership's total assets are less than $5,000,000, please have each general partner and limited partner separately complete Sections B and C.
Trust Ownership	Please complete Sections A, B and E. If the Trust's total assets are less than $5,000,000, please have each beneficiary and trustee of the Trust separately complete Sections B and C.
Limited Liability Company	Please complete Sections A, B and D. If the LLC's total assets are less than $5,000,000, please have each member separately complete Sections B and C.
Pension Plans	Please complete Sections A, B and F.
Custodial Ownership	Please complete Sections A, B and C.
NOTE: If more than one person is required to complete a section, multiple copies of the sections herein may be reproduced for submission.

SECTION B
ACCREDITED INVESTOR STATUS

B 1.              Please check one or more of the following definitions of "Accredited Investor", if any, which apply to you, if none of the following apply to you, please leave it blank, but complete Section C.


A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year.

	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase, exceeds $1,000,000.
	A Private Business Development Company as defined In Section 202(a)(22) of the Investment Advisors Act of 1940.

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

	A director or executive officer of Southfield Energy Corporation.

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 501(b)(2)(ii) Regulation D.

	Any entity in which all of the equity owners are Accredited Investors.

A Bank, as defined in Section 3(a)(2) of the Securities Act of 1933 (the "Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1933 (the "Exchange Act"); an insurance company as defined in Section 2(13) of the Act; an investment company registered under Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee's Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3 (21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by person that are Accredited Investors.

If you do not qualify as an accredited investor under any of the standards listed above, then the Company may accept subscriptions from you if management of the Company, in their sole discretion, believes that you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of this investment.  This belief is necessary in order to comply with applicable state and federal securities laws.  This determination will be based on your answers to the following questions.

1.         What is your present individual net worth or your joint net worth with your spouse, if applicable, including the value of your principal residence, furnishings, therein and personal automobiles?

2.	What was your individual taxable income for last year or joint taxable income with your spouse?

3.	What do you expect to be your taxable income or joint taxable income this year?

4.	State your experience with investments in the following categories:

A.	Marketable securities

B.	Restricted securities (purchased in private offerings)

C.	Other investments

5.	Do you have an accountant, lawyer, or investment advisor with whom you have discussed this investment?

Yes      No       If yes, please provide the name of the accountant, lawyer or investment advisor:

__________________________________________________________________________

6.
Please provide any additional information you believe is evidence of your ability to evaluate the merits and risks of an investment in the Note(s), such as ownership of stocks, bond, mutual funds or other securities; ownership of real estate, business education or experience; and the nature of your duties with the Company or its subsidiaries.

SECTION C
INDIVIDUAL INFORMATION

General Information

Name: ___________________________________________

Age: _______ Social Security Number: _________________________

Marital Status: _________________  Spouse’s Name: _____________________________________

If the Securities will be owned by two or more individuals (not husband and wife), is any owner related to any co-owner(s)?    Yes    No    If Yes, please explain the relationship(s):___________________

Principal Residence:

Street Address:
City, State
Zip Code
Mailing Address (if different than Street Address)
City , State
Zip Code
Telephone Number:
Telephone Number:

Current Employment or Business Activity:

Company Name:
Address:
Street:
City, State:
Zip Code:
Principal Business:
Position and Title:
Is the company publicly owned?: Yes  No 
If Custodian, give same information for Minor as is requested for individuals directly after response to information for Custodian.

SECTION D
CORPORATE, PARTNERSHIP OR LIMITED LIABILITY COMPANY SUBSCRIBERS

General Information

Legal name of Corporation, Partnership or LLC:
____________________________________________________________________

State of Incorporation or Formation: __________

Date of Incorporation or Formation: __________

Federal I.D. Number:_______________________

Fiscal Year Ends:                                   _________________________

Number of Equity Owners:__________________

Name and Title of Executive Officer Executing Questionnaire:

_____________________________________________________

Address

Street Address:
City, State Zip:
Mailing Address:
City, State and Zip:
Telephone:
Telephone:

SECTION E
TRUST SUBSCRIBERS

General Information

Legal name:_______________________________________________________________

State of Incorporation or Formation:__________

Date of Incorporation or Formation: __________

Federal I.D. Number:_______________________

Fiscal Year Ends:                                   _________________________

Number of Beneficiaries:                                                        ______________________

Was the trust formed for the specific purpose of purchasing Securities?
Yes                       No 

Do the trust assets exceed $5,000,000?
Yes     No 

Is each beneficial or equity owner of the trust an Accredited Investor?
Yes     No 

Address:

Street Address:
City, State and Zip:
Mailing Address:
City, State and Zip:
Telephone:
Telephone:

Authorization:

Please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase the Note(s) and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for the purchase of the Note(s).

Name of Authorized Trustee: _________________________________

Bank

Name of Bank:
Street Address:
City, State and Zip:
Telephone:
Person Familiar with your accounts:

SECTION F:
QUALIFIED PENSION PLAN ("PLAN") SUBSCRIBERS

a.
The plan requires the investment of each beneficiary or participant to be held in a segregated account and the plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Note(s) has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited Investor;  (Please have each such beneficiary or participant execute a separate Questionnaire)

Yes 	No 	(Initial) ________________

b.	OR: The investment decisions made for the plan are by a plan fiduciary, whether a bank, an insurance company or a registered investment advisor;

Yes                         No                         (Initial) ________________

c.	OR: The plan has total assets exceeding $5,000,000.

Yes                         No                         (Initial) ________________

General Information

Legal name of Corporation, Partnership or LLC: _______________________________________

State of Incorporation or Formation:__________

Date of Incorporation or Formation:__________

Federal I.D. Number:_______________________

Fiscal Year Ends:                                   _________________________

Number of Beneficiaries:                                                        ______________________

Principal Purpose:                                   __________________________________________________________

Business Address:

Street Address:
City, State and Zip:
Mailing Address:
City, State and Zip:
Telephone:

Authorization

If the investment decision is being made by a beneficiary or participant of the plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions. In ail other cases, please attach a properly certified copy of the resolution adopted by the trustees of the plan trust authorizing the plan to purchase the Note(s) and authorizing the fiduciary named below to execute on behalf of the plan all relevant documents necessary to subscribe for and purchase the Note(s).

Name of Authorized Trustee: _____________________________________________

Bank:

Name of Bank:
Street Address:
City, State and Zip:
Telephone:
Person Familiar with your account:

The undersigned hereby represents and warrants that the foregoing statements are true and accurate to the best belief and knowledge of the undersigned and the undersigned will promptly notify the Company of any changes in the foregoing answers.

The undersigned agrees to indemnify and hold harmless the Company, Placement Agents or the Servicing Agent, and any of their respective officers, directors, employees, agents, attorneys and affiliates from and against all damages, losses, costs and expenses (including reasonable attorney fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement or the Prospectus, or by reason of any of the representations and warranties made by the undersigned herein or in any other document provided by the undersigned to the Company, Placement Agent or the Servicing Agent, if any.

FOR INDIVIDUALS:

Print Name:
Signature:
Print Name:
Signature:
Date::

FOR PARTNERSHIP AND LLC(S):

Name of Partnership or LLC:
Name of Partner, Member/Manager executing Questionnaire:
Signature of Partner, Member/Manager executing Questionnaire:
Date:

FOR CUSTODIANS:

Name of Minor:
Name of Custodian, as Custodian under Uniform Gifts to Minors Act:
Signature of Custodian, executing Questionnaire:
Date:

FOR TRUSTS:

Name of Trust:
Name of Authorized Trustee executing Questionnaire:
Signature of Authorized Trustee:
Date:

FOR QUALIFIED PENSION PLANS:

Print Name of Qualified Pension Plan:
Name of Plan Fiduciary executing Questionnaire:
Signature of Plan Fiduciary executing Questionnaire or:
Name of Plan Beneficiary executing Questionnaire:
Signature of Plan Beneficiary executing: Questionnaire
Date:

SOUTHFIELD ENERGY
CORPORATION

$10,000,000

THREE YEAR 10% NOTES